Exhibit 99.1

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
BELMONT TELEPHONE COMPANY
Madison, Wisconsin


We have audited the accompanying statements of income, retained earnings and cash flows of Belmont Telephone Company for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Belmont Telephone Company for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



                                                    SIEPERT & CO. LLP
                                                   Certified Public Accountants

Beloit, Wisconsin
January 16, 2003

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
CUBA CITY TELEPHONE EXCHANGE COMPANY
Madison, Wisconsin


We have audited the accompanying statements of income, retained earnings and cash flows of Cuba City Telephone Exchange Company for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Cuba City Telephone Exchange Company for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



                                                  SIEPERT & CO. LLP
                                                  Certified Public Accountants

Beloit, Wisconsin
January 16, 2003

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
UPPER PENINSULA TELEPHONE COMPANY
Carney, Michigan

We have audited the accompanying statements of income, stockholder's equity and cash flows of Upper Peninsula Telephone Company for the year ended December 31, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Upper Peninsula Telephone Company for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.


Board of Directors
UPPER PENINSULA TELEPHONE COMPANY
Carney, Michigan

In accordance with Government Auditing Standards, we have also issued a report dated January 17, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


                                                  SIEPERT & CO. LLP
                                                  Certified Public Accountants

Beloit, Wisconsin

January 17, 2003